UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2017

ABM INDUSTRIES INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8929	94-1369354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Liberty Plaza, 7th Floor New York, New York	10006
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (212) 297-0200
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 24, 2017, the Board of Directors (the “Board”) of ABM Industries Incorporated (the “Company” or “ABM”), acting upon the recommendation of its Governance Committee, elected Art A. Garcia and Filippo Passerini as directors, effective immediately. Concurrently with these additions to the Board, the Board approved a resolution increasing the size of the board from ten to twelve directors with such resolution also providing that the size of the Board would automatically revert to ten members following the 2017 Annual Meeting of Shareholders. Mr. Garcia has been named to the class of directors that has its term expiring at the 2018 Annual Meeting of Shareholders and Mr. Passerini has been named to the class of directors that has its term expiring at the 2019 Annual Meeting of Shareholders. Messrs. Garcia and Passerini have not yet been appointed to Committees of the Board.

Messrs. Garcia’s and Passerini’s cash and equity compensation arrangements as directors will be the same as those for other non-employee directors. As non-employee directors, Messrs. Garcia and Passerini will each also be entitled to a pro-rated portion of the applicable annual restricted stock unit grant and applicable board and committee fees. In addition, the Company intends to enter into its standard form of indemnification agreement with each of Messrs. Garcia and Passerini.

A copy of the press release announcing the election of Messrs. Garcia and Passerini as directors is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 5.03.        Amendments to Articles of Incorporation or Bylaws.

On January 24, 2017, the Board approved an amendment and restatement of the Company’s Bylaws (the “Bylaws”), effective as of January 24, 2017. The purpose of the amendment and restatement of the Bylaws is to provide that the number of directors which shall constitute the whole Board shall be not less than eight nor more than twelve, the exact number within such limits to be fixed from time to time by resolution adopted by a majority of the Full Board, as defined in the Bylaws. The foregoing description of the amended and restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated by reference in this Item 5.03 in its entirety.

2

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Bylaws of ABM Industries Incorporated, as adopted by the Board of Directors on January 24, 2017.
99.1	Press release dated January 25, 2017, announcing the election of Art A. Garcia and Filippo Passerini as directors.
3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABM INDUSTRIES INCORPORATED
(Registrant)

Date: January 26, 2017	/s/ Barbara L. Smithers
Barbara L. Smithers
Vice President and Deputy General Counsel

4

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of ABM Industries Incorporated, as adopted by the Board of Directors on January 24, 2017.

99.1	Press release dated January 25, 2017 announcing the election of Art A. Garcia and Filippo Passerini as directors.

5